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                                                                    EXHIBIT 99.1



                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Form 10-Q of Superior Consultant Holdings Corporation (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard D. Helppie, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         1) the Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/  Richard D. Helppie, Jr.
                                         ------------------------------------
                                         Name:    Richard D. Helppie, Jr.
                                         Title:   Chief Executive Officer
                                         Date:    August 14, 2002